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                                                                   EXHIBIT 10.3

            FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this 24th day of February, 1997, by and between AudioNet, Inc., a Delaware corporation (the "Company") and each of the Investors listed on Schedule A hereto.

         WHEREAS, the Company and Motorola, Inc, Premiere Radio Networks, Inc., HMTF AudioNet Investors and Capitol Radio Network, Inc. (collectively, the "Initial Investors") are parties to the Registration Rights Agreement dated as of September 4, 1996 (the "Initial Registration Rights Agreement");

         WHEREAS, the Company and the Initial Investors desire to amend and restate the Initial Registration Rights Agreement as hereinafter set forth and the Company desires to grant to the Investors the registration rights contained herein;

         WHEREAS, in consideration of the promises, covenants and matters hereinafter set forth, the parties hereto mutually covenant, contract and agree, each with the other, as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the common stock of the Company, $0.01 par value per share.

         "Registrable Securities" shall mean (i) the shares of Common Stock of the Company purchased by the Investors pursuant to the terms of purchase agreements between the Company and such Investors (the "Investor PA's") and
(ii) any other shares of Common Stock or other securities of the Company which such Investors acquire (other than shares acquired by such Investors in the open market at any time following the Company's first registration under the Securities Act and sale of the Common Stock (the "Initial Public Offering")); provided, however, that shares of Common Stock of the Company which are Registrable Securities shall cease to be Registrable Securities upon any sale or transfer in any manner to any person or entity, including, but not limited to, sales pursuant to a registration statement, Rule 144 sales or otherwise, but excluding any sale or transfer in connection with which the rights of the Investors hereunder are assignable pursuant to Section 9.

         "Investor or Investors" shall mean the investors listed on Schedule A hereto and their permitted successor and assigns pursuant to Section 9 hereof who hold Registrable Securities, and any other holder of Common Stock of the Company who by amendment has been granted registration rights under this Agreement by the Company with the consent of Investors holding a majority of the Registrable Securities.
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         "Initiating Investors" shall mean holders of not less than a majority of the Registrable Securities who make a request for registration pursuant to
Section 2(a) hereof.

         The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of counsel for the Investors (not in excess of $10,000), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Investors and, except as set forth above, all fees and disbursements of counsel for the Investors.

         2.      Requested Registration.

         (a) Request for Registration. In case the Company shall receive from the Initiating Investors a written request that the Company effect any registration, qualification or compliance:

                 (i) with respect to Registrable Securities that are expected to have an aggregate offering value of Five Million Dollars ($5,000,000) or more and such request is any time at least six months after the closing of the Initial Public Offering; or

                 (ii) with respect to Registrable Securities on a Form S-3 or any similar short form registration statement under the Securities Act;

the Company will, as soon as practicable, use its reasonable best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

                 (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, nor in any jurisdiction in which the Company would be


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required to subject itself to taxation by such act or to conform the composition of its assets at the time to the securities or blue sky laws of any jurisdiction;

                 (B) With respect to the registration right set forth in clauses (i) and (ii) above, during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement (or ending on the date three (3) months immediately following the effective date, in the event the Company shall then be eligible to effect a registration statement, for shares to be sold generally to the public, on Form S-3 or any successor form) pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective (and provided, further, that the Company cannot pursuant to this Section 2(a)(B) delay implementation of a demand for registration more than once in any 9-month period);

                 (C) After the Company has effected a total of (1) one such registration under the Securities Act on Form S-3 or any similar short form registration statement pursuant to Section 2(a)(ii), (2) one other registration pursuant to Section 2(a)(i), and (3) in the event that the Initiating Investors still hold at least 25% of the shares of Common Stock (as adjusted) which such Investors acquired, directly or indirectly, pursuant to the Investor PA's following the registrations described in Sections 2(a)(C)(1) and (2), one other registration on Form S-3 or any similar short form registration statement pursuant to Section 2(a)(ii), with it being understood that (i) the number of registrations is subject to adjustment under Sections 2 and 5, and (ii) such registrations have been declared or ordered effective;

                 (D) If the Company shall furnish to the Initiating Investors a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its reasonable best efforts to register, qualify or comply under this Section 2(a) shall be deferred once (with respect to any demand for registration hereunder) for a period not to exceed 180 days from the date of receipt of written request from the Initiating Investors.

                 (E) If the Company shall furnish to the Initiating Investors a certified statement from an underwriter or investment banker chosen to manage the public offering that the timing is inappropriate for the filing of a registration statement due to adverse market conditions or the terms of the proposed offering or for other specified substantive reasons affecting the marketability of the securities, then the Company's obligation under Section 2(a) shall be deferred once (with respect to any demand for registration hereunder). The period of deferral hereunder shall not exceed 180 days from the date of receipt of written request from the Initiating Investors.

                 (F) The Company shall not be obligated to effect a registration, qualification or compliance if such registration, qualification or compliance would result in a violation of the Securities Act.





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         Subject to the foregoing clauses (A) through (F), the Company shall give prompt written notice (the "Notice of Demand Request") of the Initiating Investors' request to all Investors and, thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act of (i) the Registrable Securities which the Company has been so requested to register in the registration request, for disposition in accordance with the intended method of disposition stated in the registration statement and (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of the Notice of Demand Request, all to the extent necessary to permit the sale or other disposition by the holders of the securities to be registered. Whenever a requested registration is for a firmly underwritten offering, if the managing underwriter for such offering determines that the number of shares of Common Stock requested to be included that are to be sold by Investors is limited due to market conditions, the Investors (including both Investors who are and who are not Initiating Investors) proposing to sell their Registrable Securities in such underwriting and registration shall share pro rata in the available portion of the registration statement in question, such sharing to be based upon the number of Registrable Securities then held by such Investors, respectively. If any Investor disapproves of the terms of the underwriting, such Investor may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Investors. The Registrable Securities so withdrawn shall also be withdrawn from the registration; provided, however, that, if by such withdrawal the Registrable Securities held by other Investors may be included in such registration (up to the maximum of any limitation imposed by the underwriter), then the Company shall offer to all Investors who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the foregoing limitation.

         (b)     Underwriting.  In the event that a registration pursuant to
Section 2 is for a registered public offering involving an underwriting, the Company and the Investors including Registrable Securities in such registration shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the Initiating Investors' reasonable approval.

         (c) Form of Registration. Notwithstanding anything to the contrary herein, if at any time after the first anniversary of the Company's Initial Public Offering the Company is not eligible to use a Form S-3 or any similar short form registration statement because of the Company's failure to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, any references in this Agreement to registrations on Form S-3 or any similar short form registration statement shall be deemed to be references to registrations on Form S-l or any similar long form registration statement which the Company is then eligible to use.

         3.      Company Registration.

         (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a





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registration relating solely to a Commission Rule 145 transaction, or (iii) the
Initial Public Offering, the Company will:

                 (i) promptly give to the Investors written notice thereof; and

                 (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by the Investors, provided, however, if any registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such offering (i) first, all the securities the Company proposes to register for its own account, and (ii) second, the Registrable Securities, with each Investor proposing to sell Registrable Securities participating in such registration on a pro rata basis, such participation to be based upon the number of Registrable Securities then held by such Investors, respectively. If any Investor disapproves of the terms of the underwriting, such Investor may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn shall also be withdrawn from the registration; provided, however, that, if by such withdrawal, the Registrable Securities held by other Investors may be included in such registration (up to the maximum of any limitation imposed by the underwriter), then the Company shall offer to all Investors who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the foregoing limitation.

         (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 3 prior to the effectiveness of such registration whether or not the Investors have elected to include Registrable Securities in such registration. Each Investor who holds Registrable Securities included in the registration agrees that, upon receipt of notice from the Company that the Company has determined to withdraw any registration statement pursuant to this subsection, such Investor will discontinue its disposition of securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Investor's possession of the prospectus covering securities which was in effect at the time of such notice.

         4. Limitations on Subsequent Registration Rights. From and after the Closing Date, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities that would allow such holder or prospective holder to (a) include such securities in any registration filed under Section 2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Investors which is included, or (b) make a requested registration which could result in such registration statement being declared effective prior to the date set forth in Section 2(a)(i) or within 120 days of the effective date of any





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registration effected pursuant to Section 2, unless any such agreement is consented to in writing by Investors holding a majority of the Registrable Securities.

         5. Expenses of Registration. All Registration Expenses incurred in connection with all registrations shall be borne by the Company, except to the extent that the Initiating Investors alone, but not the Company, initiates the request that a registration be withdrawn prior to its effectiveness, and if the Initiating Investors elect not to have such registration counted as a registration requested under Section 2 in which case all Registration Expenses incurred in connection with that registration shall be borne by the Initiating Investors on a pro rata basis. All Selling Expenses relating to securities registered on behalf of the Investors shall be borne by the Investors.

         6. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep the Investors advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. The Company will:

                 (a) use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible;

                 (b) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Initiating Investors copies of all such documents proposed to be filed);

                 (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                 (d) during the period in which the Company is required under the provisions hereof to keep a registration statement effective, furnish to the seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                 (e) subject to Section 2(a)(A) - (F) herein, use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will





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not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,
(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                 (f) notify the seller of such Registrable Securities, any time the Company becomes aware a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                 (g) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, use its best efforts to secure Nasdaq authorization for such Registrable Securities;

                 (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                 (i) enter into such customary agreements (including underwriting agreements in customary form, provided that such underwriting agreement shall be reasonably satisfactory to the Company) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, (i) effecting a stock split or a combination of shares, (ii) not effecting any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (iii) causing Mark Cuban, Todd R. Wagner, and using its reasonable efforts to cause each other holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree);

                 (j) upon receipt and execution of such confidentiality agreements as the Company may reasonably request from parties who are not otherwise subject to confidentiality obligations because of the nature of their profession (e.g., underwriters, attorneys and accountants), make available for inspection by the seller of Registrable Securities, any underwriter





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participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                 (k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                 (l) if any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company; and

                 (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

         7.      Indemnification.

         (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any affidavits or written information supplied or withheld from the Company relating to such holder's ownership of Registrable Securities or as otherwise required under the Securities Act furnished by such holder expressly for use in such registration statement or by such holder's failure





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to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with the number of copies of the same reasonably requested by such holder.

         (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits relating to such holder's ownership of Registrable Securities or as otherwise required under the Securities Act as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities
Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder which was expressly provided for use in such registration statement and was included in such registration statement in reliance on and in conformity with such written information or affidavit.

         (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed or not defended because of a conflict of interest pursuant to clause (ii) of the preceding sentence, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         8. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its reasonable best efforts to:





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                 (a)      Make and keep public information available, as those
terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

                 (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements).

                 (c) So long as any Investor owns any Registrable Securities to furnish to such Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing such Investor to sell any such securities without registration.

         9. Transfer of Registration Rights. The rights granted to the Investors hereunder may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by an Investor provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such Investor notifies the Company in writing of the transfer or assignment and the assignee or transferee agrees in writing to be bound by the provisions of this Agreement, and (iii) not less than 25% of the transferring Investor's Registrable Securities are transferred.

         10. Termination of Registration Rights. The Company's obligations pursuant to Sections 2, 3 and 4 shall expire when all Registrable Securities held by the Investors or any assignee have been sold or transferred in any manner to any person or entity, including, but not limited to, sales pursuant to a registration statement, Rule 144 sales or otherwise, but excluding any sale or transfer in connection with which the rights of the Investor hereunder are assigned pursuant to Section 9.

         11. Stand-Off Agreement. So long as the Company's obligations pursuant to Sections 2, 3 and 4 have not expired, each Investor, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company (except as otherwise permitted by agreements) held by such Investor for a specified period of time (not to exceed 180 days) following the effective date of a registration statement; provided, that such agreement shall only apply to the first such registration statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering; and that such agreement shall be in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Securities or other securities subject to the foregoing restriction until the end of the stand-off period.





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         12.     Confidentiality.  Each Investor (other than parties which are bound by a mutual non-disclosure agreement with the Company) hereby agrees that it shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information identified as confidential that is furnished to it by the Company in connection with this Agreement, including (without limitation) all financial statements, budget and other information delivered or provided to such Investor. This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no unauthorized act or failure to act by such Investor, (b) lawfully disclosed to such Investor by a third party who possessed such information without any obligation of confidentiality, or (c) known previously by such Investor or lawfully developed by such Investor independent of any disclosure by the Company. Each Investor further agrees that it shall return to the Company all tangible materials containing such information upon request by the Company.

         13.     Miscellaneous.

         13.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of New York.

         13.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Investors and the closing of the transactions contemplated hereby.

         13.3 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto, including as specifically provided by Section 9 hereof.

         13.4 Entire Agreement; Amendment. This Agreement, its attachments and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and Investors holding at least 67% of the Registrable Securities.

         13.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         13.6 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         13.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         13.8 Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change, with respect to the terms of its securities which would materially and adversely affect the ability of the Investors to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of said Registrable Securities in any such registration (including, without limitation, effecting a stock split or combination of shares).

         IN WITNESS WHEREOF, the parties below have executed this Agreement all as of the date first written above.



AUDIONET, INC.


By:    TODD WAGNER
   ----------------------------

Title: CEO
      -------------------------


MOTOROLA, INC.


By:    STEVEN R. LEEKE
   ----------------------------

Title: DIRECTOR & GM, INTERNET
       CONTENT & SERVICE
       BUSINESS
      -------------------------


PREMIERE RADIO NETWORKS, INC.


By:    STEVEN LEHMAN
   ----------------------------

Title: PRESIDENT & CEO
      -------------------------


HMTF AUDIONET INVESTORS


By:    PATRICK MCGEE
   ----------------------------

Title: GENERAL PARTNER
      -------------------------


CAPITOL RADIO NETWORK, INC.


By:    JOHN M. BRENNAN
   ----------------------------

Title: VICE PRESIDENT
      -------------------------


INTEL CORPORATION


By:    ARVINO SODHANI
   ----------------------------

Title: VICE PRESIDENT &
       TREASURER
      -------------------------

                                                                     SCHEDULE A


                             SCHEDULE OF INVESTORS

                                 Motorola, Inc.

                         Premiere Radio Networks, Inc.

                            HMTF AudioNet Investors

                          Capitol Radio Network, Inc.

                               Intel Corporation

                    ADDENDUM TO FIRST AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     This Addendum (the "Addendum") to the First Amended and Restated Registration Rights Agreement (attached hereto as Exhibit A) (the "Registration Rights Agreement") is made and entered into as of the 30th day of December 1997 by and among AudioNet Inc. (the "Company"), Intel Corporation ("Intel"), Motorola, Inc. ("Motorola") and Yahoo! Inc. ("Yahoo").

     Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Registration Rights Agreement.

     WHEREAS, pursuant to the terms of a Stock and Warrant Purchase Agreement, dated as of the date hereof, between the Company and Yahoo (the "Stock Purchase Agreement") Yahoo desires to purchase 79,618 shares of common stock of the Company and a warrant to purchase additional shares of common stock of the Company (the "Warrant").

     WHEREAS, a condition to Yahoo's obligation to purchase the shares of common stock and the Warrant pursuant to the Stock Purchase Agreement is that Yahoo shall be entitled to all of the rights and bound by all of the obligations of an "Investor" under the Registration Rights Agreement.

     WHEREAS, the Company, in order to induce Yahoo to enter into the Stock Purchase Agreement, desires to grant rights to Yahoo as an Investor under the Registration Rights Agreement.

     NOW, THEREFORE in consideration of the agreements set forth herein, the parties hereto agree as follows:

     1. Upon execution of this Addendum, Yahoo shall be entitled to all of the rights of an Investor under the Registration Rights Agreement, subject to and bound by all of the terms, conditions, and covenants contained within the Registration Rights Agreement effective as of the date hereof.

     2. Each of the Company, Motorola, Inc. and Intel Corporation hereby acknowledges that Yahoo is an Investor for purposes of the Registration Rights Agreement effective as of the date hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum to First Amended and Restated Registration Rights Agreement effective as of the date first written above.


                                   AudioNet, Inc.

                                   By: /s/ TODD WAGNER
                                       -----------------------------------------
                                       Name:  Todd Wagner
                                       Title: CEO

                                   Yahoo! Inc.

                                   By: /s/ T. G. KOOGLE
                                       -----------------------------------------
                                       Name:  Tim Koogle
                                       Title: President & CEO

                                   Consented and agreed to pursuant to Section 1 of the First Amended and Restated Registration Rights Agreement, dated as of February 24, 1997, by and between AudioNet, Inc. and each of the Investors listed on Schedule A thereto.

                                   Motorola, Inc.

                                   By: /s/ ROBERT A. BURTON
                                       -----------------------------------------
                                       Name:  Robert A. Burton
                                       Title: Vice President and General Manager
                                              Motorola New Enterprises

                                   Intel Corporation

       -----------                 By: /s/ SATISH RISHI
        LEGAL OK                       -----------------------------------------
       -----------                     Name:  Satish Rishi
       [ILLEGIBLE]                     Title: Assistant Treasurer
       -----------

                                       2